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                             RUSSELL INSURANCE FUNDS

                                  Supplement to
                      SEMIANNUAL REPORT DATED JUNE 30, 2002




        The following restates the section entitled "Manager, Money Managers and Service Providers" for the Multi-Style Equity Fund, Aggressive Equity Fund and Non-U.S. Fund in its entirety in the Russell Insurance Funds Semiannual Report:

MONEY MANAGERS

Multi-Style Equity Fund

Alliance Capital Management L.P., Minneapolis, MN
Barclays Global Fund Advisors, San Francisco, CA
Brandywine Asset Management, LLC, Wilmington, DE
Jacobs Levy Equity Management, Inc., Florham Park, NJ
Peachtree Asset Management, Atlanta, GA
Strong Capital Management, Inc., Menomonee Falls, WI
Turner Investment Partners, Inc., Berwyn, PA
Westpeak Global Advisors, L.P., Boulder, CO

Aggressive Equity Fund

CapitalWorks Investment Partners, LLC, San Diego, CA
David J. Greene and Company, LLC, New York, NY
Geewax, Terker & Company, Chadds Ford, PA
Goldman Sachs Asset Management, a business unit of the Investment Management
  Division of Goldman, Sachs & Co., New York, NY
Jacobs Levy Equity Management, Inc., Florham Park, NJ
Suffolk Capital Management, LLC, New York, NY
Systematic Financial Management, L.P., Teaneck, NJ
TimesSquare Capital Management, Inc., New York, NY

Non-U.S. Fund

AQR Capital Management, LLC, New York, NY
Fidelity Management & Research Company, Boston, MA
Oechsle International Advisors, LLC, Boston, MA
The Boston Company Asset Management, LLC, Boston, MA